SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On August 26, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  August 28, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           August 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1      90,580,000.00    80,081,280.40      5,901,159.09     146,415.63   6,047,574.72       0.00        0.00       74,180,121.31
IA2      73,500,000.00    73,500,000.00              0.00     335,037.50     335,037.50       0.00        0.00       73,500,000.00
IA3      28,200,000.00    28,200,000.00              0.00     148,520.00     148,520.00       0.00        0.00       28,200,000.00
IA4      16,000,000.00    16,000,000.00              0.00      88,800.00      88,800.00       0.00        0.00       16,000,000.00
IA5      27,156,420.00    27,156,420.00              0.00     156,602.02     156,602.02       0.00        0.00       27,156,420.00
IIA1    286,145,472.00   281,389,413.48      4,542,605.93   1,758,683.83   6,301,289.76       0.00        0.00      276,846,807.55
IIP      13,741,689.00    13,591,772.29        111,716.60           0.00     111,716.60       0.00        0.00       13,480,055.69
IPP             100.00           100.00              0.00           0.54           0.54       0.00        0.00              100.00
IIPP            100.00           100.00              0.00           0.63           0.63       0.00        0.00              100.00
IM1       6,744,275.00     6,744,275.00              0.00      39,341.60      39,341.60       0.00        0.00        6,744,275.00
IM2       3,065,580.00     3,065,580.00              0.00      17,882.55      17,882.55       0.00        0.00        3,065,580.00
IIB1      4,173,691.00     4,167,357.43          7,531.01      26,045.98      33,576.99       0.00        0.00        4,159,826.42
IIB2      2,164,135.00     2,160,850.93          3,904.97      13,505.32      17,410.29       0.00        0.00        2,156,945.96
IIB3      1,082,067.00     1,080,424.97          1,952.48       6,752.66       8,705.14       0.00        0.00        1,078,472.49
IIB4        618,324.00       617,385.69          1,115.70       3,858.66       4,974.36       0.00        0.00          616,269.99
AR              100.00             0.00              0.00           0.00           0.00       0.00        0.00                0.00
IIB5        618,324.00       617,385.69          1,115.70       3,858.66       4,974.36       0.00        0.00          616,269.99
IIB6        309,162.00       308,692.85            557.85       1,929.33       2,487.18       0.00        0.00          308,135.00
IIB7        309,164.00       308,694.84            557.64       1,929.34       2,486.98       0.00        0.00          308,137.20
TOTALS  554,408,603.00   538,989,733.57     10,572,216.97   2,749,164.25  13,321,381.22       0.00        0.00      528,417,516.60

IAIO     24,500,000.00    24,500,000.00              0.00     153,125.00     153,125.00       0.00        0.00       24,500,000.00
IIX      12,123,573.00    11,957,432.89              0.00      74,733.96      74,733.96       0.00        0.00       11,689,258.88
IX      245,246,375.36   235,640,024.83              0.00     105,520.42     105,520.42       0.00        0.00      230,072,728.19
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540V2R2       884.09450651     65.14858788     1.61642338    66.76501126          818.94591864      IA1      2.056880 %
IA2     22540V2S0     1,000.00000000      0.00000000     4.55833333     4.55833333        1,000.00000000      IA2      5.470000 %
IA3     22540V2T8     1,000.00000000      0.00000000     5.26666667     5.26666667        1,000.00000000      IA3      6.320000 %
IA4     22540V2U5     1,000.00000000      0.00000000     5.55000000     5.55000000        1,000.00000000      IA4      6.660000 %
IA5     22540V2V3     1,000.00000000      0.00000000     5.76666659     5.76666659        1,000.00000000      IA5      6.920000 %
IIA1    22540V2X9       983.37887898     15.87516272     6.14611798    22.02128070          967.50371626      IIA1     7.500000 %
IIP     22540V2Z4       989.09037237      8.12975756     0.00000000     8.12975756          980.96061481      IIP      0.000000 %
IPP     22540V3A8     1,000.00000000      0.00000000     5.40000000     5.40000000        1,000.00000000      IPP      6.500000 %
IIPP    22540V3B6     1,000.00000000      0.00000000     6.30000000     6.30000000        1,000.00000000      IIPP     7.500000 %
IM1     22540V3C4     1,000.00000000      0.00000000     5.83333272     5.83333272        1,000.00000000      IM1      7.000000 %
IM2     22540V3D2     1,000.00000000      0.00000000     5.83333333     5.83333333        1,000.00000000      IM2      7.000000 %
IIB1    22540V3F7       998.48250146      1.80440047     6.24051469     8.04491516          996.67810099      IIB1     7.500000 %
IIB2    22540V3G5       998.48250225      1.80440222     6.24051642     8.04491864          996.67810003      IIB2     7.500000 %
IIB3    22540V3H3       998.48250617      1.80439843     6.24051930     8.04491774          996.67810773      IIB3     7.500000 %
IIB4    22540V3K6       998.48249461      1.80439381     6.24051468     8.04490849          996.67810080      IIB4     7.500000 %
AR      22540V3J9         0.00000000      0.00000000     0.00000000     0.00000000            0.00000000      AR       7.500000 %
IIB5    22540V3L4       998.48249461      1.80439381     6.24051468     8.04490849          996.67810080      IIB5     7.500000 %
IIB6    22540V3M2       998.48251079      1.80439381     6.24051468     8.04490849          996.67811697      IIB6     7.500000 %
IIB7    22540V3EO       998.48248826      1.80370289     6.24050666     8.04420955          996.67878537      IIB7     7.500000 %
TOTALS                  972.18861802     19.06935952     4.95873303    24.02809254          953.11925850

IAIO    22540V2W1     1,000.00000000      0.00000000     6.25000000     6.25000000        1,000.00000000      IAIO     7.500000 %
IIX     22540V2Y7       986.29611007      0.00000000     6.16435105     6.16435105          964.17606262      IIX      7.500000 %
IX                      960.82979609      0.00000000     0.43026291     0.43026291          938.12896461      IX       0.000000 %
---------------------------------------------------------------------------------------------------------- -----------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: mark.volosov@chase.com



                                      -6-

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           August 26, 2002

Section 4.04(a)(i)           Scheduled Principal Payments (Total)                      432,221.35
                                                   Group 1                             194,417.52
                                                   Group 2                             237,803.83

                             Principal Prepayments (Total)                           9,806,133.39
                                                   Group 1                           5,372,464.96
                                                   Group 2                           4,433,022.39

                             Repurchase Principal (Total)                                    0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Substitution Amounts (Total)                                    0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Net Liquidation Proceeds (Total)                                0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Insurance Proceeds (Total)                                      0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Other Principal (Total)                                         0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

Section 4.04(a)(v)           Beginning Number of Loans Outstanding (Total)                  2,800
                                                   Group 1                                    580
                                                   Group 2                                  2,220

                             Beginning Aggregate Loan Balances (Total)             539,882,104.06
                                                   Group 1                         235,640,024.83
                                                   Group 2                         304,242,079.23

                             Ending Number of Loans Outstanding (Total)                     2,757
                                                   Group 1                                    566
                                                   Group 2                                  2,191

                             Ending Aggregate Loan Balances (Total)                529,643,749.32
                                                   Group 1                         230,072,728.19
                                                   Group 2                         299,571,021.13

Section 4.04(a)(vi)          Servicing Fees (Total, including TGIC and PMI Fees)       286,387.10
                                                   Group 1                              81,607.70
                                                   Group 2                             204,779.40

                             Trust Administrator Fees                                    1,856.80
                                                   Group 1                                 722.98
                                                   Group 2                               1,133.82

Section 4.04(a)(viii)        Current Advances (Total)                                         N/A
                                                   Group 1                                    N/A
                                                   Group 2                                    N/A

                             Outstanding Advances (Total)                                     N/A
                                                   Group 1                                    N/A
                                                   Group 2                                    N/A


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           August 26, 2002


Section 4.04(ix)             Delinquent Mortgage Loans

                                  Group 1
                                                                                Principal
                                 Category                   Number                Balance               Percentage
                                 1 Month                         8             3,988,674.32                  1.73 %
                                 2 Month                         5             1,765,798.79                  0.77 %
                                 3 Month                         0                     0.00                  0.00 %
                                 Total                          13             5,754,473.11                  2.50 %

                                  Group 2
                                                                                Principal
                                 Category                   Number                Balance               Percentage
                                 1 Month                        26             3,035,520.23                  1.01 %
                                 2 Month                         4               263,421.96                  0.09 %
                                 3 Month                         2               284,589.67                  0.09 %
                                  Total                         32             3,583,531.86                  1.19 %
                                  Group Totals

                                                                                Principal
                                 Category                   Number                Balance               Percentage
                                 1 Month                        34             7,024,194.55                  1.33 %
                                 2 Month                         9             2,029,220.75                  0.38 %
                                 3 Month                         2               284,589.67                  0.05 %
                                  Total                         45             9,338,004.97                  1.76 %

                             * Delinquent Bankruptcies are included in the table above.

                             Bankrupcies
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                            0                 0.00        0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%

                             * Only Current Bankruptcies are reflected in the table above.

                             Foreclosures
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%

Section 4.04(a)(xi)          REO Properties
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                         0                    0.00        0.00%

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           August 26, 2002
Section 4.04(a)(xii)         Current Realized Losses                                             0.00
                                                   Group 1                                       0.00
                                                   Group 2                                       0.00

                             Cumulative Realized Losses                                          0.00
                                                   Group 1                                       0.00
                                                   Group 2                                       0.00

Section 4.04(a)(xiii)        Weighted Average Term to Maturity (Deal)                             335
                                                   Group I                                        338
                                                   Group II                                       334

                             Number of Claims submitted under the TGIC PMI policy                   0
                             Total Amount of Claims Submitted under the TGIC PMI policy          0.00
                             Number of Claims Paid under the TGIC PMI policy                        0
                             Total Amount of Claims Paid under the TGIC PMI policy               0.00
Sec. 4.04 (a)(x)             Rolling Three Month Delinquency Rate                          0.255832 %

Group 1 O/C Reporting        Targeted Overcollateralization Amount                       1,226,231.88
                             Ending Overcollateralization Amount                         1,226,231.88
                             Ending Overcollateralization Deficiency                             0.00
                             Group 2 Excess Interest Amount                                  6,776.76
                             Overcollateralization Release Amount                                0.00
                             Monthly Excess Interest                                       439,772.56
                             Payment to Class I-X                                          105,520.42

Basis Risk Shortfall Paid    Class I-A-1                                                         0.00
                             Class I-A-2                                                         0.00
                             Class I-A-3                                                         0.00
                             Class I-A-4                                                         0.00
                             Class I-A-5                                                         0.00
                             Class I-M-1                                                       267.92
                             Class I-M-2                                                       121.78



                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.